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                                                                      EXHIBIT 24


                         NORTHWEST PIPELINE CORPORATION

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS that each of the undersigned individuals, in their capacity as a director or officer, or both, as hereinafter set forth below their signature, of NORTHWEST PIPELINE CORPORATION, a Delaware corporation ("NWP"), does hereby constitute and appoint RICHARD D. RODEKOHR AND JEFFREY P. HEINRICHS their true and lawful attorneys and each of them (with full power to act without the other) their true and lawful attorneys for them and in their name and in their capacity as a director or officer, or both, of NWP, as hereinafter set forth below their signature, to sign NWP's Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2002, and any and all amendments thereto or all instruments necessary or incidental in connection therewith; and

         THAT the undersigned NWP does hereby constitute and appoint RICHARD D. RODEKOHR AND JEFFREY P. HEINRICHS its true and lawful attorneys and each of them (with full power to act without the other) its true and lawful attorney for it and in its name and on its behalf to sign said Form 10-K and any and all amendments thereto and any and all instruments necessary or incidental in connection therewith.

         Each of said attorneys shall have full power of substitution and resubstitution, and said attorneys or any of them or any substitute appointed by any of them hereunder shall have full power and authority to do and perform in the name and on behalf of each of the undersigned, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully to all intents and purposes as each of the undersigned might or could do in person, the undersigned hereby ratifying and approving the acts of said attorneys or any of them or of any such substitute pursuant hereto.

         IN WITNESS WHEREOF, the undersigned have executed this instrument, all as of the 12th day of February, 2003.

  /s/ J. Douglas Whisenant                            /s/ Richard D. Rodekohr
-----------------------------                      -----------------------------
      J. Douglas Whisenant                              Richard D. Rodekohr
  President, Chief Executive                             Vice President and
     Officer, and Director                                   Treasurer
(Principal Executive Officer)                      (Principal Financial Officer)



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                            /s/ Jeffrey P. Heinrichs
                         ------------------------------
                              Jeffrey P. Heinrichs
                                   Controller
                         (Principal Accounting Officer)

    /s/ Steven J. Malcolm                             /s/ Allison G. Bridges
-----------------------------                      -----------------------------
       Steven J. Malcolm                                 Allison G. Bridges
            Director                                         Director



                                        NORTHWEST PIPELINE CORPORATION



                                        By   /s/ Richard D. Rodekohr
                                           ---------------------------
                                               Richard D. Rodekohr
                                               Vice President and
                                                   Treasurer

ATTEST:



  /s/ Brian K. Shore
----------------------
    Brian K. Shore
      Secretary

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                         NORTHWEST PIPELINE CORPORATION


         I, the undersigned, Brian K. Shore, Secretary of NORTHWEST PIPELINE CORPORATION, a Delaware company (hereinafter called the "Company"), do hereby certify that pursuant to Section 141(f) of the General Corporation Law of Delaware, the Board of Directors of this Corporation unanimously consented, as of February 12, 2003, to the following:

               RESOLVED that the Chairman of the Board, the President or any Vice President of the Company be, and each of them hereby is, authorized and empowered to execute a Power of Attorney for use in connection with the execution and filing, for and on behalf of the Company, under the Securities Exchange Act of 1934, of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002.

         I further certify that the foregoing resolution has not been modified, revoked or rescinded and is in full force and effect.

         IN WITNESS WHEROF, I have hereunto set my hand and affixed the corporate seal of NORTHWEST PIPELINE CORPORATION this 12th day of February, 2003.




                                         /s/ Brian K. Shore
                                       ----------------------
                                           Brian K. Shore
                                             Secretary



(CORPORATE SEAL)